[PHOTO OF WOMAN WITH 3 KIDS]                     [LOGO]


                               SEMI-ANNUAL REPORT

                            THE STRONG
                                   SCHAFER BALANCED
                                             FUND





SEMI-ANNUAL REPORT - MARCH 31, 2000

                                   THE STRONG
                                SCHAFER BALANCED
                                      FUND

                                      ----

                      SEMI-ANNUAL REPORT - MARCH 31, 2000

                               Table of Contents

INVESTMENT REVIEW
    The Strong Schafer Balanced Fund.......................................2

FINANCIAL INFORMATION

    Schedule of Investments in Securities..................................5
    Statement of Assets and Liabilities....................................6
    Statement of Operations................................................7
    Statements of Changes in Net Assets....................................8
    Notes to Financial Statements..........................................9

FINANCIAL HIGHLIGHTS......................................................11

                        THE STRONG SCHAFER BALANCED FUND
                       ---------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ David K. Schafer

David K. Schafer
Portfolio Manager

--------------------------------------------------------------------------------

Two major changes took place in the Strong Schafer Balanced Fund equity portfolio during the past six months. One was an increase in the weighting of the healthcare sector to just under 20% of equity assets. The other was the trimming back of the broad financial segment (banks, brokers, insurance companies) to about 25% of the equity portfolio. We added pharmaceuticals Alza Corp. and Schering-Plough as their prices declined dramatically, making them attractive purchase candidates. To make room for the additional weighting in the pharmaceuticals area, we lightened up financials and eliminated our aerospace exposure. Liquidated positions include Merrill Lynch, BankAmerica, Summit Bancorp, Allstate Insurance, Lockheed Martin, and Raytheon.

If you exclude from the equity portfolio the unusual performance of initial public offerings, the Fund's equity performance in the first quarter of 2000 improved to a degree as the stock market broadened briefly. While these investment results are encouraging, they are still far from the standard we set for ourselves. We see signs suggesting that the massive liquidation of value stocks by individuals and institutions and the extremely heavy redemptions among value stock mutual funds may have just about run their course.

This observation comes from looking at the portfolios of other value-labeled funds and noticing two important features. First, the definition of "value" has been liberalized during


--------------------------------------------------------------------------------

WE SEE SIGNS SUGGESTING THAT THE MASSIVE LIQUIDATION OF VALUE STOCKS BY INDIVIDUALS AND INSTITUTIONS AND THE EXTREMELY HEAVY REDEMPTIONS AMONG VALUE STOCK MUTUAL FUNDS MAY HAVE JUST ABOUT RUN THEIR COURSE.

--------------------------------------------------------------------------------

[SIDEBAR]
--------------------------------------------------------------------------------

FUND
HIGHLIGHTS

- For the six months ended March 31, 2000, the Strong Schafer Balanced Fund returned 5.01%, while the S&P 500 Stock Index returned 17.51%.*

- In the equity portfolio, we raised the healthcare position to nearly 20%. Many high-quality names in the industry were beaten down to prices that represented attractive valuations.

- The Fund invested the bond portion of the portfolio in intermediate-term U.S. Treasury notes. Over the past six months, yields on two-year and five-year Treasury securities rose approximately 85 basis points and 55 basis points, respectively, as the Federal Reserve raised short-term rates three times. These holdings slightly reduced the Fund's performance.

--------------------------------------------------------------------------------

                                 AVERAGE ANNUAL

                                TOTAL RETURN(1)

                                 AS OF 3-31-00

                               1-year      1.30%

                      Since Inception      4.98%
                      (12-31-97)

--------------------------------------------------------------------------------

                             FIVE LARGEST HOLDINGS

                                 AS OF 3-31-00

                   SECURITY                 % OF NET ASSETS

                   United States Treasury Notes       37.9%

                   ICN Pharmaceuticals, Inc.           2.9%

                   Canadian National Railway Co.       2.8%

                   American Home Products              2.8%
                   Corporation

                   Borg-Warner Automotive, Inc.        2.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

--------------------------------------------------------------------------------

(1)Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.
--------------------------------------------------------------------------------
the past few years, which has led to a liquidation of traditional value stocks in favor of some that are more growth oriented. Second, the asset bases of value funds have shrunk dramatically. Granted, poor investment results have played a hand in this decline, but the overwhelming force driving the reduction has been shareholder redemptions out of value funds. Because these redemptions have increased the supply of value stocks in the market, they have put additional downward pressure on share prices. The supply of value stocks has greatly outweighed the demand for these stocks during the past three growth-driven years.

Such steep and wide-ranging redemptions have been a difficult storm to weather, but almost ironically, they now give us some cause for optimism. Our inclination is to believe that the only investors remaining in value funds and other value vehicles are those who are thoroughly committed to the investment style and the individual opportunities it presents. We believe these fellow hard-core value investors intend, as we do, to stay with these investments in anticipation of their pulling out of the very difficult cycle they have endured. With this extra selling pressure being relieved, it may be easier for value stocks to reassert themselves--particularly in light of the very strong fundamentals many value companies now offer--so that they may enjoy better results over the next several years.

We thank you for your continued patience and investment.

GROWTH OF AN ASSUMED $10,000 INVESTMENT

FROM 12-31-97 TO 3-31-00

[GRAPH]

            Schafer Balanced Fund              S&P 500*              Lipper Balanced Fund*
 Dec 97           $10,000.00                  $10,000.00                 $10,000.00
 Jun 98           $10,430.55                  $11,771.15                 $10,955.17
 Dec 98           $10,321.28                  $12,857.66                 $11,508.65
 Jun 99           $11,828.55                  $14,449.88                 $12,218.84
 Dec 99           $10,845.27                  $15,563.50                 $12,541.73
 Mar 00           $11,156.06                  $15,920.48                 $12,915.36


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Balanced Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The S&P 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

[SIDEBAR]
--------------------------------------------------------------------------------

YOUR FUND'S
APPROACH

THE STRONG SCHAFER BALANCED FUND SEEKS TOTAL RETURN BY INVESTING FOR BOTH INCOME AND CAPITAL GROWTH. THE FUND INVESTS ABOUT 60% OF ITS ASSETS IN EQUITY SECURITIES OF MEDIUM- AND LARGE-CAPITALIZATION COMPANIES. THE PORTFOLIO MANAGER GENERALLY SEEKS STOCKS OF COMPANIES THAT HAVE ABOVE-AVERAGE PROJECTED EARNINGS GROWTH WHOSE STOCK HAS A LOWER PRICE/EARNINGS RATIO THAN THAT OF THE S&P 500 STOCK INDEX. THE MANAGER BELIEVES THESE VALUE-ORIENTED STOCKS HAVE THE POTENTIAL TO INCREASE IN PRICE. THE FUND INVESTS ROUGHLY SIMILAR AMOUNTS OF ITS ASSETS IN EACH STOCK IN THE PORTFOLIO. THE REMAINING ASSETS OF THE FUND ARE INVESTED IN SHORT- AND INTERMEDIATE-TERM, HIGHER- AND MEDIUM-QUALITY BONDS. BONDS ARE PURCHASED TO GENERATE INCOME AND TO HELP OFFSET THE VOLATILITY THAT STOCK INVESTMENTS USUALLY EXPERIENCE.

--------------------------------------------------------------------------------

MARKET
HIGHLIGHTS

- The U.S. economy continued to show steady growth with few signs of inflation. Foreign economies, most notably those in Asia, began to recover from declines tracing back to mid-1997. Similar global economic upturns have historically been good environments for stock markets around the world.

- Offsetting this seemingly rosy outlook is the two-tiered market in the U.S., which has attracted the Federal Reserve's attention. Further attempts by the Fed to cool the superheated Nasdaq marketplace could lead to higher interest rates and/or higher margin requirements.


- Most of the six-month period was characterized by a narrow market led by tech stocks, in which the Fund trailed its benchmark.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 3-31-00 (UNAUDITED)
-----------------------------------------------------------------------------------------------------

                                                                              EARNINGS PER SHARE              PRICE/EARNINGS RATIO
SECURITY                                            UNIT PRICE                2000E       2001E               2000E          2001E
Alltel Corporation                                   $ 63.25                   2.72        3.31                23.28         19.13
-----------------------------------------------------------------------------------------------------------------------------------
American Home Products Corporation                     53.75                   1.91        2.19                28.21         24.53
-----------------------------------------------------------------------------------------------------------------------------------
Arrow Electronics, Inc.                                35.25                   2.80        3.38                12.60         10.42
-----------------------------------------------------------------------------------------------------------------------------------
Avnet, Inc.                                            63.00                   3.95        4.17                15.95         15.11
-----------------------------------------------------------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                           39.37                   5.75        6.36                 6.84          6.19
-----------------------------------------------------------------------------------------------------------------------------------
Cadence Design Systems, Inc.                           20.62                   0.84        1.15                24.55         17.93
-----------------------------------------------------------------------------------------------------------------------------------
Canadian National Railway Company                      26.69                   2.94        3.33                 9.08          8.02
-----------------------------------------------------------------------------------------------------------------------------------
The Chase Manhattan Corporation                        87.19                   6.24        6.90                13.98         12.63
-----------------------------------------------------------------------------------------------------------------------------------
Chubb Corporation                                      67.56                   4.02        4.66                16.79         14.51
-----------------------------------------------------------------------------------------------------------------------------------
ECI Telecom, Ltd.                                      31.37                   1.80        2.16                17.43         14.52
-----------------------------------------------------------------------------------------------------------------------------------
Family Dollar Stores, Inc.                             20.81                   1.02        1.23                20.44         16.97
-----------------------------------------------------------------------------------------------------------------------------------
FedEx Corporation                                      38.81                   2.27        2.59                17.12         14.97
-----------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation                 44.19                   3.38        3.87                13.07         11.42
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                               33.44                   2.29        2.54                14.61         13.15
-----------------------------------------------------------------------------------------------------------------------------------
General Motors Corporation                             82.81                   9.75       11.02                 8.49          7.51
-----------------------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                              27.25                   1.81        2.20                15.06         12.39
-----------------------------------------------------------------------------------------------------------------------------------
Lafarge Corporation                                    23.75                   4.14        4.39                 5.74          5.41
-----------------------------------------------------------------------------------------------------------------------------------
May Department Stores Company                          28.50                   2.31        2.86                12.35          9.95
-----------------------------------------------------------------------------------------------------------------------------------
Maytag Corporation                                     33.12                   3.81        4.28                 8.70          7.75
-----------------------------------------------------------------------------------------------------------------------------------
Mellon Financial Corporation                           29.75                   2.03        2.28                14.63         13.07
-----------------------------------------------------------------------------------------------------------------------------------
Mylan Laboratories, Inc.                               27.50                   1.48        1.77                18.52         15.55
-----------------------------------------------------------------------------------------------------------------------------------
Office Depot, Inc.                                     11.56                   1.00        1.25                11.56          9.25
-----------------------------------------------------------------------------------------------------------------------------------
Omnicare, Inc.                                         12.06                   1.00        1.25                12.06          9.65
-----------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corporation                            37.12                   1.64        1.91                22.58         19.45
-----------------------------------------------------------------------------------------------------------------------------------
UCAR International, Inc.                               13.19                   1.65        2.60                 7.99          5.07
-----------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Company                                    40.75                   2.56        2.93                15.94         13.90
-----------------------------------------------------------------------------------------------------------------------------------

STRONG SCHAFER BALANCED FUND PORTFOLIO AVERAGES                                                                14.91         12.63

S&P 500 STOCK INDEX 500 STOCKS                      1,498.58                  49.40       55.98                30.34         26.77

E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                March 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
----------------------------
STRONG SCHAFER BALANCED FUND
----------------------------

                                           Shares or
                                           Principal    Value
                                            Amount     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 60.3%
AIRLINE 2.6%
Fedex Corporation (b)                       2,700   $  105,300

AUTO & TRUCK PARTS 2.7%
Borg-Warner Automotive, Inc.                2,800      110,250

AUTOMOBILE 2.5%
General Motors Corporation                  1,200       99,375

BANK - MONEY CENTER 2.2%
The Chase Manhattan Corporation             1,000       87,187

BANK - SUPER REGIONAL 4.5%
Mellon Financial Corporation                3,400      100,300
Wells Fargo Company                         2,000       81,875
                                                    ----------
                                                       182,175
BROKERAGE & INVESTMENT MANAGEMENT 2.2%
Franklin Resources, Inc.                    2,700       90,281

COMPUTER SOFTWARE 2.6%
Cadence Design Systems, Inc. (b)            5,100      105,825

ELECTRONIC PARTS DISTRIBUTION 3.6%
Arrow Electronics, Inc. (b)                 2,700       95,175
Avnet, Inc.                                   800       50,400
                                                    ----------
                                                       145,575
HEALTHCARE - DRUG/DIVERSIFIED 9.8%
American Home Products Corporation          2,100      112,613
ICN Pharmaceuticals, Inc.                   4,300      117,175
Mylan Laboratories, Inc.                    3,500       96,250
Schering-Plough Corporation                 1,900       69,825
                                                    ----------
                                                       395,863
HEALTHCARE - PATIENT CARE 2.7%
Omnicare, Inc.                              9,000      108,562

HOUSEHOLD APPLIANCES & FURNISHINGS 2.1%
Maytag Corporation                          2,500       82,812

INSURANCE - PROPERTY & CASUALTY 2.3%
Chubb Corporation                           1,400       94,588

METALS & MINING 2.7%
Lafarge Corporation                         4,600      109,250

MORTGAGE & RELATED SERVICE 2.5%
Federal Home Loan Mortgage Corporation      2,300      101,631

RAILROAD 2.8%
Canadian National Railway Company           4,300      114,756

RETAIL - DEPARTMENT STORE 5.1%
Family Dollar Stores, Inc.                  5,100      106,144
May Department Stores Company               3,450       98,325
                                                    ----------
                                                       204,469
RETAIL - SPECIALTY 2.4%
Office Depot, Inc. (b)                      8,500       98,281

STEEL 1.6%
UCAR International, Inc. (b)                4,900       64,619

TELECOMMUNICATION EQUIPMENT 1.8%
ECI Telecom, Ltd.                           2,300       72,163

TELEPHONE 1.6%
Alltel Corporation                          1,000       63,063
--------------------------------------------------------------------------------
Total Common Stocks (Cost $2,223,837)                2,436,025
--------------------------------------------------------------------------------

                                         Shares or
                                         Principal        Value
                                          Amount        (Note 2)
--------------------------------------------------------------------------------
UNITED STATES GOVERNMENT ISSUES 37.9%
United States Treasury Notes:
  5.25%, Due 8/15/03                     $340,000       $  328,419
  6.25%, Due 1/31/02                      390,000          388,050
  6.50%, Due 8/31/01                      400,000          399,750
  6.625%, Due 5/15/07                     410,000          418,072
--------------------------------------------------------------------------------
Total United States Government Issues (Cost $1,569,719)  1,534,291
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 0.4%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 5.77%              16,500           16,500
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $16,500)                 16,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $3,810,056) 98.6%  3,986,816
Other Assets and Liabilities, Net 1.4%                      57,092
--------------------------------------------------------------------------------
NET ASSETS 100.0%                                       $4,043,908
================================================================================

LEGEND
--------------------------------------------------------------------------------
(a)Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.


Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
March 31, 2000 (Unaudited)

                                                                                                                 Strong Schafer
                                                                                                                 Balanced Fund
                                                                                                                 --------------
ASSETS:
   Investments in Securities, at Market Value (Cost of $3,810,056)                                                 $3,986,816
   Receivable for Securities Sold                                                                                      24,676
   Dividends & Interest Receivable                                                                                     21,641
   Other Assets                                                                                                        21,836
                                                                                                                   ----------
   Total Assets                                                                                                     4,054,969
ACCRUED OPERATING EXPENSES AND OTHER LIABILITIES                                                                       11,061
                                                                                                                   ----------
NET ASSETS                                                                                                         $4,043,908
                                                                                                                   ==========
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                                                                   $4,163,581
   Undistributed Net Investment Income                                                                                 14,499
   Accumulated Net Realized Loss                                                                                     (310,932)
   Net Unrealized Appreciation                                                                                        176,760
                                                                                                                   ----------
   Net Assets                                                                                                      $4,043,908
                                                                                                                   ==========
Capital Shares Outstanding (Unlimited Number Authorized)                                                              388,462

NET ASSET VALUE PER SHARE                                                                                              $10.41
                                                                                                                       ======

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
For the Six Months Ended March 31, 2000 (Unaudited)

                                                                                                                 Strong Schafer
                                                                                                                 Balanced Fund
                                                                                                                 --------------
INCOME:
   Dividends (net of foreign withholding taxes of $472)                                                             $  20,945
   Interest                                                                                                            62,039
                                                                                                                    ---------
   Total Income                                                                                                        82,984

EXPENSES:
   Investment Advisory Fees                                                                                            26,668
   Custodian Fees                                                                                                       1,513
   Shareholder Servicing Costs                                                                                         11,605
   Professional Fees                                                                                                    3,717
   Reports to Shareholders                                                                                              6,535
   Federal and State Registration Fees                                                                                 11,398
   Other                                                                                                                2,323
                                                                                                                    ---------
   Total Expenses before Absorptions                                                                                   63,759
   Involuntary Expense Absorptions by Advisor                                                                         (10,664)
                                                                                                                    ---------
   Expenses, Net                                                                                                       53,095
                                                                                                                    ---------
NET INVESTMENT INCOME                                                                                                  29,889

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Loss on Investments                                                                                  (284,415)
   Net Change in Unrealized Appreciation/Depreciation on Investments                                                  463,585
                                                                                                                    ---------

NET GAIN ON INVESTMENTS                                                                                               179,170
                                                                                                                    ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $209,059
                                                                                                                    =========


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------


                                                                                                  Strong Schafer Balanced Fund
                                                                                                ---------------------------------
                                                                                                Six Months Ended    Year Ended
                                                                                                 March 31, 2000   Sept. 30, 1999
                                                                                                ----------------  --------------
                                                                                                   (Unaudited)
OPERATIONS:
   Net Investment Income                                                                           $   29,889     $     95,394
   Net Realized Gain (Loss)                                                                          (284,415)         170,075
   Net Change in Unrealized Appreciation/Depreciation                                                 463,585          770,005
                                                                                                   -----------    ------------
   Net Increase in Net Assets Resulting from Operations                                               209,059        1,035,474
DISTRIBUTIONS:
   From Net Investment Income                                                                         (15,390)         (97,846)
   From Net Realized Gains                                                                           (176,149)         (70,461)
                                                                                                   -----------    ------------
   Total Distributions                                                                               (191,539)        (168,307)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                                          640,694        3,727,879
   Proceeds from Reinvestment of Distributions                                                        178,213          159,008
   Payment for Shares Redeemed                                                                     (3,026,896)      (6,438,818)
                                                                                                   -----------    ------------
   Net Decrease in Net Assets from Capital Share Transactions                                      (2,207,989)      (2,551,931)
                                                                                                   -----------    ------------
TOTAL DECREASE IN NET ASSETS                                                                       (2,190,469)      (1,684,764)

NET ASSETS:
   Beginning of Period                                                                              6,234,377        7,919,141
                                                                                                   -----------    ------------
   End of Period                                                                                   $4,043,908       $6,234,377
                                                                                                   ===========    ============
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                                                62,631          340,018
   Issued in reinvestment of distributions                                                             17,786           15,504
   Redeemed                                                                                          (299,046)        (615,097)
                                                                                                      -------          -------
   Net Decrease in Shares of the Fund                                                                (218,629)        (259,575)
                                                                                                      =======          =======


                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)


1. ORGANIZATION

   Strong Schafer Balanced Fund (the "Fund") is a diversified series of Strong Schafer Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) SECURITY VALUATION -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at March 31, 2000.

   (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

       The Fund generally pays dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

   (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) CERTAIN INVESTMENT RISKS -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect against adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

   (E) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted daily to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (F) REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors each repurchase agreement to ensure the value of the collateral, including accrued interest, is at least equal to the amounts owed to the Fund under each repurchase agreement.

--------------------------------------------------------------------------------
March 31, 2000 (Unaudited)

   (G) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

   (H) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3. RELATED PARTY TRANSACTIONS

   The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

   Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under a subadvisory agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at March 31, 2000, other shareholding servicing expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the six months then ended, excluding the effect of waivers and absorptions, were $8,038, $11,657, $678 and $977, respectively.

4. LINE OF CREDIT

   The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were no borrowings by the Fund under the LOC during the six months ended March 31, 2000.

5. INVESTMENT TRANSACTIONS

   The aggregate purchases and sales of U.S. Government and Agency securities for the six months ended March 31, 2000 were $0 and $1,004,706, respectively. The aggregate purchases and sales of other long term securities for the six months ended March 31, 2000 were $1,266,409 and $2,461,304, respectively.

6. INCOME TAX INFORMATION

   At March 31, 2000, the cost of investments in securities for federal income tax purposes was $3,868,050. Net unrealized appreciation of securities was $118,766, consisting of gross unrealized appreciation and depreciation of $296,264 and $177,498, respectively.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
STRONG SCHAFER BALANCED FUND
-----------------------------------------------------------------------------------------------------
                                                                          Period Ended
                                                                  ---------------------------
                                                                 March 31,  Sept. 30,  Sept. 30,
Selected Per-Share Data(a)                                        2000(b)    1999       1998(c)
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $10.27  $ 9.14     $10.00
Income From Investment Operations:
  Net Investment Income                                              0.07    0.15       0.10
  Net Realized and Unrealized Gains (Losses) on Investments          0.43    1.22      (0.86)
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.50    1.37      (0.76)
Less Distributions:
  From Net Investment Income                                        (0.03)  (0.15)     (0.10)
  From Net Realized Gains                                           (0.33)  (0.09)        --
-----------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.36)  (0.24)     (0.10)
-----------------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                                    $10.41  $10.27     $ 9.14
=====================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
  Total Return                                                       +5.0%  +15.1%      -7.7%
  Net Assets, End of Period (In Thousands)                         $4,044  $6,234     $7,919
  Ratio of Expenses to Average Net Assets Without
    Waivers and Absorptions                                           2.0%*   2.0%       2.0%*
  Ratio of Expenses to Average Net Assets                             2.0%*   2.0%       2.0%*
  Ratio of Net Investment Income to Average Net Assets                1.1%*   1.3%       1.5%*
  Portfolio Turnover Rate                                            24.9%   87.9%      45.5%


* Calculated on an annualized basis.
(a)Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)For the six months ended March 31, 2000 (unaudited).
(c)For the period December 31, 1997 (inception) to September 30, 1998.


                       See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                   Directors
                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky


                                    Officers
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER

                               Investment Advisor
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Distributor
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    Custodian
                               Firstar Bank, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  Transfer Agent and Dividend-Disbursing Agent
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             Independent Accountants
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  Legal Counsel
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT3478-0400







To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.eStrong.com


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STRONG INVESTMENTS
P.O. Box 2936
Milwaukee, Wisconsin 53201